Ivy Funds

Supplement dated June 8, 2016 to the

Ivy Funds Prospectus

dated July 31, 2015

and as supplemented October 30, 2015, January 29, 2016, March 2, 2016, March 30, 2016, April 27, 2016 and May 6, 2016

The following replaces the second sentence of the first paragraph of the “Fees and Expenses” section for each Fund:

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in funds within Ivy Funds, InvestEd Portfolios and/or Waddell & Reed Advisors Funds.

The following is inserted following the last sentence of the “Portfolio Managers” section for Ivy Large Cap Growth Fund on page 16:

Effective August 1, 2016, Mr. Sanders will no longer serve as a manager of the Fund. At that time, Bradley M. Klapmeyer, Vice President of IICO, will become a co-manager of the Fund.

The following replaces the “Portfolio Managers” section for Ivy LaSalle Global Real Estate Fund on page 147:

Portfolio Managers

Each of George J. Noon, CFA, Portfolio Manager; Keith R. Pauley, CFA, Portfolio Manager; and Stanley J. Kraska, Jr., Portfolio Manager, has managed the Fund since its inception in April 2013. Matthew Sgrizzi, CFA, Portfolio Manager, has managed the Fund since May 2015. Effective September 1, 2016, Mr. Pauley will no longer serve as a manager of the Fund. At that time, Lisa L. Kaufman, Portfolio Manager, will become a co-manager of the Fund.

The following replaces the “Portfolio Managers” section for Ivy LaSalle Global Risk-Managed Real Estate Fund on page 153:

Portfolio Managers

Each of George J. Noon, CFA, Portfolio Manager; Keith R. Pauley, CFA, Portfolio Manager; and Stanley J. Kraska, Jr., Portfolio Manager, has managed the Fund since its inception in April 2013. Matthew Sgrizzi, CFA, Portfolio Manager, has managed the Fund since May 2015. Effective September 1, 2016, Mr. Pauley will no longer serve as a manager of the Fund. At that time, Lisa L. Kaufman, Portfolio Manager, will become a co-manager of the Fund.

The following replaces the first paragraph of the “Principal Investment Risks” section for Ivy Money Market Fund on page 166:

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund is not intended as a complete investment program.

Summary of Money Market Fund Reforms

In 2014, the U.S. Securities and Exchange Commission adopted amendments to Rule 2a-7 under the Investment Company Act of 1940, as amended, which governs the structure and operations of money market funds (the “Amended Rule”). Among other things, the Amended Rule (1) requires “institutional prime money market funds” (money market funds that do not meet the definitions of a “Retail Money Market Fund” or a “Government Money Market Fund” under the Amended Rule) to price their shares using current market-based values of their portfolio securities (i.e., float their net asset value (NAV)); and (2) permits a board of a money market fund to impose liquidity fees on redemptions and/or temporarily suspend redemptions if the fund’s “weekly liquid assets,” as such term is defined under the Amended Rule, fall below certain thresholds, subject to action by the fund’s board. The compliance date for reforms related to liquidity fees and redemption gates and for an institutional prime money market fund to float its NAV is October 14, 2016. Under the Amended Rule, Government Money Market Funds are not required to float their NAV or impose liquidity fees or redemption gates.

Change to a Government Money Market Fund

At a meeting held on May 17, 2016, the Board of Trustees of Ivy Funds (Board) considered the effects of the Amended Rule on the Fund and approved a recommendation made by Ivy Investment Management Company, the Fund’s investment manager, to convert the Fund to a Government Money Market Fund on or about October 1, 2016.

As a Government Money Market Fund, the Fund will be required to invest at least 99.5% of its total assets in (i) cash, (ii) securities issued or guaranteed as to principal or interest by the U.S. government or certain U.S. government agencies or instrumentalities (government securities), and/or (iii) repurchase agreements that are fully collateralized by cash and/or government securities. By converting to a Government Money Market Fund, the Fund will continue to seek to maintain a stable NAV of $1.00 per share. While the Board may elect in the future to subject the Fund to liquidity fees or redemption gates, the Board has not elected to do so at this time and has no current intention to do so.

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The specific timing of the changes discussed above will be determined by the Board and remains subject to future change. Shareholders will be given notice of further developments, as appropriate.

A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

The following is inserted following the first sentence of the first paragraph of the “The Management of the Funds — Portfolio Management — Ivy LaSalle Global Real Estate Fund and Ivy LaSalle Global Risk-Managed Real Estate Fund” section on page 220:

Effective September 1, 2016, Mr. Pauley will no longer serve as a manager of the Fund. At that time, Lisa L. Kaufman will become a co-manager of the Fund. Biographical information for Ms. Kaufman is listed below.

The following is inserted as a new paragraph following the fourth paragraph of the “The Management of the Funds — Portfolio Management — Ivy LaSalle Global Real Estate Fund and Ivy LaSalle Global Risk-Managed Real Estate Fund” section on page 220:

Lisa L. Kaufman is a Managing Director of LaSalle. She is a North America Deputy Portfolio Manager and Senior Analyst. In her current role, she is responsible for research coverage and security analysis of approximately one-third of the U.S. REIT industry including the regional mall, shopping center, net lease and industrial companies. Effective September 1, 2016, Ms. Kaufman’s responsibilities will include managing separate account portfolios of public North American property companies and the North American portion of LaSalle’s global securities portfolio accounts. Ms. Kaufman received an MBA in Finance from Columbia Business School and an AB in Urban Studies and Political Science from Brown University. She joined LaSalle in 1994.

The following is inserted following the last sentence of the second paragraph of the “The Management of the Funds — Portfolio Management — Ivy Large Cap Growth Fund” section on page 221:

Effective August 1, 2016, Mr. Sanders will no longer serve as a manager of the Fund. At that time, Bradley M. Klapmeyer will become a co-manager of the Fund. Biographical information for Mr. Klapmeyer is listed below under The Management of the Funds — Portfolio Management — Ivy Tax-Managed Equity Fund.

The following replaces the first sentence of the first bullet point of the “Your Account — Choosing a Share Class — Sales Charge Reductions — Lower sales charges on the purchase of Class A or Class E shares are available by:” section on page 225:

Rights of Accumulation: combining the value of additional purchases of shares of any of the funds in Ivy Funds, InvestEd Portfolios and/or Waddell & Reed Advisors Funds with (i) the NAV of Class A, Class B, Class C or Class E shares already held in your account or in an account eligible for grouping with your account (see Account Grouping below) and (ii) the NAV of any class of shares of any of the funds in Ivy Funds and/or Waddell & Reed Advisors Funds held in any Managed Allocation Portfolio (MAP) or Strategic Portfolio Allocation (SPA) program through Waddell & Reed.

The following replaces the third sentence of the second bullet point of the “Your Account — Choosing a Share Class — Sales Charge Reductions — Lower sales charges on the purchase of Class A or Class E shares are available by:” section on page 225:

In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class B, Class C or Class E shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in Account Grouping below, and your shares of any of the funds in Ivy Funds and/or Waddell & Reed Advisors Funds held in any MAP or SPA program through Waddell & Reed, will be included.

The following replaces the second sentence of the first full bullet point of the “Your Account — Choosing a Share Class — Sales Charge Reductions — Lower sales charges on the purchase of Class A or Class E shares are available by:” section on page 226:

For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A or Class E shares in any account that you own may be grouped with the current account value of purchased Class A, Class B, Class C and/or Class E shares in any other account that you may own, with your shares of any of the funds in Ivy Funds and/or Waddell & Reed Advisors Funds held in any MAP or SPA program through Waddell & Reed, or in accounts of household members of your immediate family (spouse and children under 21).

The following is inserted as a new bullet point following the final bullet point of the “Your Account — Choosing a Share Class — Class I Shares” section on pages 230-231:

■	clients investing via any MAP or SPA program available through Waddell & Reed

The following is inserted as a new paragraph following the final paragraph of the “Your Account — Exchange Privileges — Converting Shares” section on page 243:

Automatic Conversions: If you hold Class A shares in any MAP or SPA program account, your Class A shares will automatically be converted to Class I shares of the same Fund. In addition, if you hold Class I shares in any MAP or SPA program account, and decide to terminate your participation in that MAP or SPA program, your Class I shares may be automatically converted to Class A shares of the same Fund. Any automatic conversion would occur without the imposition of any applicable upfront or deferred sales charges and will be based on the respective NAVs per share of the two classes on the trade date of the conversion. You will receive prior notice before your shares are converted from Class I to Class A shares.

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